UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 23, 2019
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
2525 N. Stemmons Freeway,
Dallas, Texas 75207-2401
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
The Registrant hereby furnishes the information set forth in its News Release, dated October 23, 2019, announcing operating results for the three month period ended September 30, 2019, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference. On October 24, 2019, the Registrant held a conference call and webcast with respect to its financial results for the three month period September 30, 2019. The conference call scripts of Jessica Greiner, Vice President of Investor Relations and Communications; Timothy R. Wallace, Chief Executive Officer and President; Eric R. Marchetto, Senior Vice President and Group President, TrinityRail; and Melendy E. Lovett, Senior Vice President and Chief Financial Officer; are furnished as exhibits 99.2, 99.3, 99.4, and 99.5, respectively, and incorporated herein by reference.
The conference call included references to Pre-Tax Return on Equity ("Pre-Tax ROE") and Free Cash Flow, which are not calculations based on generally accepted accounting principles (“GAAP”). The Registrant defines Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income from continuing operations before income taxes, adjusted to exclude the net income or loss attributable to non-controlling interest and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. The Registrant defines Free Cash Flow as Net Cash Provided by Operating Activities from Continuing Operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars owned more than one year at the time of sale, less cash payments for manufacturing capital expenditures and dividends. The Registrant has not provided quantitative reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures because it cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to, the product mix of expected railcar deliveries, and the timing and amount of significant transactions and investments, such as railcar sales from the lease fleet, capital expenditures, and returns of capital to shareholders.
This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act of 1933 registration statements. Additionally, the submission of the report on Form 8-K is not an admission of the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Item 7.01 Regulation FD Disclosure.
See "Item 2.02 — Results of Operations and Financial Condition."
Forward-Looking Statements
Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

NO.	DESCRIPTION
99.1	News Release dated October 23, 2019 with respect to the operating results for the three month period ended September 30, 2019.
99.2	Conference call script of October 24, 2019 of Jessica Greiner, Vice President of Investor Relations and Communications.
99.3	Conference call script of October 24, 2019 of Timothy R. Wallace, Chief Executive Officer and President.
99.4	Conference call script of October 24, 2019 of Eric R. Marchetto, Senior Vice President and Group President, TrinityRail.
99.5	Conference call script of October 24, 2019 of Melendy E. Lovett, Senior Vice President and Chief Financial Officer.
99.6	Non-GAAP reconciliations
101.INS	Inline XBRL Instance Document — the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document (filed electronically herewith).
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document (filed electronically herewith).
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document (filed electronically herewith).
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document (filed electronically herewith).
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document (filed electronically herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

October 24, 2019	By:	/s/ Melendy E. Lovett
Name: Melendy E. Lovett
Title: Senior Vice President and Chief Financial Officer